VENTAS, INC. 2022 INCENTIVE PLAN NOTICE OF RESTRICTED STOCK UNIT AWARD Subject to the terms and conditions of the Ventas, Inc. 2022 Incentive Plan (the “Plan”), this Notice of Restricted Stock Unit Award (the “Notice”) and the Terms and Conditions provided herewith (the “Terms and Conditions” and, collectively with the Notice, the “Award Agreement”), as of the grant date specified below (the “Grant Date”), VENTAS, INC., a Delaware corporation (the “Company”), has granted that number of Restricted Stock Units set forth below (the “RSUs”) to the employee named below (the “Employee” or “you”). Each RSU is a notional amount that represents one (1) unvested share of Common Stock (a “Share”) and constitutes the right, subject to the Terms and Conditions, to distribution of a vested Share following the vesting of such RSU in accordance with the Vesting Schedule set forth below. The RSUs shall be credited to a separate account maintained for Employee for bookkeeping purposes only on the books and records of the Company (the “Account”). AWARD TERMS: Employee: _____________________________ Grant Date: _____________________________ Number of RSUs:_____________________________ Vesting Schedule: Except as provided in the Terms and Conditions, RSUs will vest in equal installments on the Vesting Day immediately following each of the first ___________ anniversaries of the Grant Date, subject to your continued employment by or service to the Company through each applicable Vesting Day. “Vesting Day,” as used herein, shall mean the first day of a calendar month. In the event of a conflict among the provisions of the Plan, this Notice, the Terms and Conditions and/or any descriptive materials provided to you, the terms of the Plan shall control. This Award is subject to your acceptance of the Award Agreement by signature below or by e-signature, email or other form of electronic confirmation. Accepted and Agreed: ___________________________________ (Employee)

2 VENTAS, INC. 2022 INCENTIVE PLAN TERMS AND CONDITIONS Restricted Stock Unit Award These Terms and Conditions (the “Terms and Conditions”) together with the Notice of Restricted Stock Unit Award (the “Notice”) provided herewith constitute the “Award Agreement”. 1. Grant of Restricted Stock Units. As of the Grant Date, the Company has granted to Employee the number of RSUs set forth in the Notice, pursuant to the provisions of the Ventas Inc. 2022 Incentive Plan (the “Plan”), the terms and conditions of which are incorporated herein, and further subject to the terms and conditions hereinafter set forth. 2. Vesting. The RSUs shall vest in accordance with the Vesting Schedule set forth in the Notice, except as otherwise provided in Section 3 of these Terms and Conditions. Notwithstanding the foregoing, (i) in the event of (A) a Qualifying Termination, (B) termination of employment due to the death or Disability of Employee, or (C) retirement by Employee on or after the attainment of a combined number of age and years of service of at least 75, with a minimum age of 62 (“Retirement”), the RSUs then- outstanding and unvested shall immediately vest and Employee shall be entitled to receive the Shares underlying such RSUs, and (ii) in the event of termination of Employee’s employment by the Company without Cause[,] or by Employee with Good Reason (if and as such term is defined in Employee’s employment agreement or, if none, in Employee’s severance agreement or other similar written agreement with the Company) [or by Employee on or after the attainment of a combined number of age and years of service of at least 70, with a minimum age of 65 (“Early Retirement”),] for purposes of determining the number of RSUs vesting upon the termination of Employee’s employment, Employee shall be treated as having one additional year of service from the date of termination of employment. For purposes of this Award Agreement, a “Qualifying Termination” occurs if, (x) within the six (6) months prior to the public announcement of a proposed transaction that culminates in a Change in Control (y) during the period following such public announcement and prior to the Change in Control or (z) within the twenty-four (24) months following a Change in Control, Employee’s employment is terminated by the Company without Cause or by Employee for Good Reason (if and as such term is defined in Employee’s employment agreement or, if none, in Employee’s written severance agreement or other similar written agreement with the Company); provided, that in the case of (x) or (y) the Qualifying Termination shall be deemed to occur upon the date of the Change in Control with respect to RSUs that vest in connection with the Change in Control. 3. Forfeiture of RSUs. If Employee’s employment by the Company is terminated for any reason other than death, Disability, Qualifying Termination, Retirement[, Early Retirement,] or termination by the Company without Cause or by Employee with Good Reason (if and as such term is defined in Employee’s employment agreement or, if none, in Employee’s severance agreement or other similar written agreement with the Company), the right to receive Shares underlying any RSUs which have not vested in accordance with Section 2 hereof shall be forfeited by Employee without additional consideration, and Employee shall have no further rights with respect thereto. 4. Restriction on Transfers. Employee shall not Transfer any rights and interests under the RSUs described herein prior to the distribution of the underlying Shares pursuant to Section 6 hereof. For purposes of these Terms and Conditions, the term “Transfer” shall mean any sale, exchange, assignment, gift, encumbrance, lien, transfer by bankruptcy or judicial order, transfer by operation of law and all other types of transfers and dispositions, whether direct or indirect, voluntary or involuntary.

3 5. Rights as Stockholder; Dividend Equivalents. Unless and until an RSU has vested and the underlying Share has been distributed to Employee, Employee shall not be entitled to vote in respect of that RSU or Share. Notwithstanding the foregoing, if the Company declares a cash or stock dividend on the Shares of Common Stock while the RSUs remain outstanding (including during any period of delayed settlement due to Employee being a Specified Employee), then, on the payment date of the dividend, Employee’s Account shall be credited with dividend equivalents in an amount equal to the dividends that would have been paid to Employee if one Share of Common Stock had been issued on the Grant Date for each RSU under this Award Agreement that remains outstanding as of the record date. The Company shall pay currently (and in no event later than March 15 of the calendar year following the year in which the dividend is paid to the holders of the Common Stock), in cash, the amount of dividend equivalents so credited with respect to Employee’s RSUs or, at the discretion of the Committee, in Shares of Common Stock having a Fair Market Value equal to the amount of dividend equivalents so credited. Except as provided in this Section 5, Employee will have no rights as a stockholder with respect to any Shares subject to the RSUs prior to the date on which he or she is recorded as the holder of those Shares on the records of the Company. The above-referenced dividend equivalents shall be paid so long as Employee held RSUs on the record date notwithstanding whether Employee’s employment terminates prior to payment of the dividend equivalent. 6. Timing and Form of Payment. Once an RSU vests in accordance with this Award Agreement, Employee will be entitled to receive a Share in its place. Delivery of the Shares will be made as soon as administratively practicable after the vesting of the associated RSUs based on continued service or, if earlier, the termination of Employee’s employment due to death, Disability, Qualifying Termination, Retirement, [Early Retirement,] by the Company without Cause or by Employee with Good Reason (if and as such term is defined in Employee’s employment agreement or, if none, in Employee’s severance agreement or other similar written agreement with the Company), and, except as required by Section 409A of the Code, no later than sixty (60) days following the date on which such vesting occurs (provided that, for the avoidance of doubt, with respect to a Qualifying Termination, if the termination of Employee’s employment occurs prior to the date of the Change in Control, the date on which such vesting occurs shall be the date of the Change in Control, with respect to RSUs that vest in connection with the Change in Control). Shares will be credited to an account established for the benefit of Employee with the Company’s administrative agent. Employee will have full legal and beneficial ownership with respect to the Shares at that time. Notwithstanding the foregoing, Employee may elect to defer delivery of the Shares underlying the RSUs as permitted by the Committee, in accordance with Section 409A of the Code. 7. Compliance with Law. The issuance and transfer of Shares of Common Stock shall be subject to compliance by the Company and Employee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Common Stock may be listed. No Shares shall be issued or transferred unless and until any then applicable requirements of state and federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel. 8. Award Does Not Grant Employment Rights. The granting of RSUs shall not be construed as granting to Employee any right to employment by the Company. The right of the Company to terminate Employee’s employment at any time, for any reason, with or without cause, is specifically reserved. 9. Tax Withholding. Employee hereby acknowledges that the Company will be obligated to withhold taxes for amounts hereunder whenever includable in Employee’s income and hereby agrees to make whatever arrangements are necessary to enable the Company to withhold as required by law, including without limitation the right to deduct from payments of any kind otherwise due to Employee.

4 Employee shall have the right to elect to satisfy, in whole or in part, Employee’s tax withholding obligations by having the Company withhold Shares that would otherwise be distributable to Employee hereunder. 10. Miscellaneous. (a) Incorporation of Plan. Except as specifically provided herein, the Award Agreement is and shall be in all respects subject to the terms and conditions of the Plan, a copy of which Employee acknowledges receiving and the terms of which are incorporated by reference. (b) Recoupment of Awards. All Shares, including Shares that have been delivered or are deliverable in connection with the vesting of RSUs in accordance with Section 2 of these Terms and Conditions, shall be subject to the terms and conditions of any recoupment policy adopted by the Company pursuant to the requirements of Dodd-Frank Wall Street Reform and Consumer Protection Act or other law or the listing requirements of any national securities exchange on which the common stock of the Company is listed or as may otherwise be adopted by the Company pursuant to Section 18.3 of the Plan. (c) Captions. The captions and section headings used herein are for convenience only, shall not be deemed part of the Award Agreement and shall not in any way restrict or modify the context or substance of any section or paragraph of the Notice or these Terms and Conditions. (d) Governing Law. The Award Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to its conflict of laws rules. (e) Defined Terms. All capitalized terms not defined herein shall have the meanings set forth in the Plan, unless a different meaning is plainly required by the context. (f) Code Section 409A. The Award is intended to be exempt from or, in the alternative, to comply with Code Section 409A and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Code Section 409A. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided pursuant to the Award Agreement comply with Code Section 409A and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by Employee on account of non-compliance with Code Section 409A. Notwithstanding any other provision in the Notice or these Terms and Conditions to the contrary, if Employee is a “specified employee” (as such term is defined for purposes of Code Section 409A) (a “Specified Employee”) at the time of their termination of employment, no amount that is subject to Code Section 409A and that becomes payable by reason of such termination of employment shall be paid to Employee before the earlier of (i) the expiration of the six-month period measured from the date of Employee's termination of employment, and (ii) the date of Employee’s death.